SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                       ___________________

                            FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 22, 2000
                       ___________________

                      AMERIGON INCORPORATED
     (Exact name of registrant as specified in its charter)
                       ___________________

           California              0-21810              95-4318554
(State or other jurisdiction     (Commission      (I.R.S. Employer
     of incorporation or           File Number)   Identification No.)
       organization)

                      5462 Irwindale Avenue
                  Irwindale, California  91706
                         (626) 815-7400
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       ___________________


Item 5.  Other Events.

     On May 22, 2000, Amerigon Incorporated issued a notice to its shareholders, as required by The Nasdaq Stock Market, of its intention to sell up to 2.5 million shares of its Class A Common Stock in a private placement. The shares offered in the private placement are being offered only to institutional or other investors who are "accredited investors" as defined by the federal securities laws and the offering price per share will be determined by negotiation between the investors and the company. The full text of the notice is set forth in Exhibit 99.1 attached hereto.

Item 7.  Financial Statements and Exhibits.

Exhibit
No.       Description

99.1   Notice to Shareholders regarding intent by Amerigon
       Incorporated to sell shares in private placement offering.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMERIGON INCORPORATED


                         By:  /s/ Richard A. Weisbart
                              Richard A. Weisbart
                              Chief Executive Officer

Date:  May 22, 2000